UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2025

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 850 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.07 Submission of Matters to a Vote of Securities Holders.

On June 26, 2025, American Shared Hospital Services (the "Company"), held its annual meeting of shareholders (the “Annual Meeting”). There was present in person or by proxy at the Annual Meeting shareholders voting 5,383,418 shares that represent 83.46% of the 6,450,144 shares outstanding and entitled to vote at the meeting which represented a quorum. Set forth below are the final voting totals as provided by Equiniti Trust Company, LLC the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors:

Nominee	For	Withheld	No Vote
Daniel G. Kelly, Jr.	4,080,913	170,919	1,131,596
Kathleen Miles	4,072,500	179,322	1,131,596
Raymond C. Stachowiak	4,213,320	38,502	1,131,596
Vicki L. Wilson	4,080,806	171,016	1,131,596

All four individuals were elected to serve on the Board of Directors until the next annual meeting of shareholders.

Proposal Two: Advisory Vote on the Company’s Executive Compensation.

There were 4,128,625 votes for, 93,491 votes against, 29,706 votes abstained, and 1,131,596 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting.

Proposal Three: Advisory Vote on the Frequency of Advisory Votes on the Company’s Executive Compensation.

There were 2,597,142 votes for one year, 171,326 votes for two years, 1,457,905 votes for three years, and 25,449 votes abstained. In light of these voting results, the Company plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its shareholders.

Proposal Four: Ratification of Independent Registered Public Accounting Firm

There were 5,364,622 votes for, 17,111 votes against, 1,685 votes abstained, and no broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting. Therefore, the Company’s shareholders approved the ratification of the appointment of Moss Adams LLP, which merged with, and was succeeded by, Baker Tilly US, LLP effective June 3, 2025, as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: July 2, 2025	By:	/s/ Raymond C. Stachowiak
Raymond C. Stachowiak
Executive Chairman of the Board